UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2007

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

5555 Oberlin Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:  Regulation FD Disclosure.

On Thursday, November 15, 2007, DexCom, Inc. received Food and Drug Administration (“FDA”) approval to calibrate the SEVENTM, its seven-day continuous glucose monitoring system, using any FDA cleared blood glucose meter.

Item 9.01:  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
99.01	Press release regarding FDA approval to calibrate the SEVENTM using any FDA cleared blood glucose meter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Steven R. Pacelli
Steven R. Pacelli
Senior Vice President of Corporate Affairs

Date:  November 16, 2007

Exhibit Index

Exhibit Number	Description of Exhibit
99.01	Press release regarding FDA approval to calibrate the SEVENTM using any FDA cleared blood glucose meter.